Seasons Series Trust
				Large Cap Growth Portfolio
				Goldman Sachs Asset Management L.P.
				QUATER ENDED: 09/30/2016


					Securities Purchased
					1

Name of Underwriters	(GS) GOLDMAN, SACHS & CO./BTIG, LLC/CITIGROUP
			GLOBAL MARKETS INC./DEUTSCHE BANK SECURITIES INC.
			/J.P. MORGAN SECURITIES LLC/MERRILLLYNCH, PIERCE,
			FENNER & SMITH, INCORPORATED/MIZUHO SECURITIES USA INC.
			MORGAN STANLEY & CO. LLC/PNC CAPITAL MARKETS
			LLC/SCOTIA CAPITAL (USA) INCSUNTRUST
			ROBINSON HUMPHREY, INC




Name of Issuer  					VALVOLINE INC


Title of Security					VALVOLINE INC



Date of First Offering					09/23/2016


Amount of Total Offering			$	30,000,000


Unit Price					$       22.000

Underwriting Spread or Commission		$	1.1550

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				26,499.00

Dollar Amount of Purchases					$582,978.00


Number of Shares Purchased					26,499.00

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased				0.0884%
by Portfolio

Percentage of Offering Purchased by				4.9117%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						5.0001%

Percentage of Portfolio Assets					0.3479%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




				Seasons Series Trust
				Mid Cap Value Portfolio
				Goldman Sachs Asset Management L.P.
				QUATER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters
				(GS) GOLDMAN, SACHS & CO./CAPITAL ONE SECURITIES, INC./CREDIT
				SUISSE SECURITIES (USA) LLC/J.P. MORGAN SECURITIES LLC/JOHNSON
				RICE & COMPANY L.L.C./KEYBANC CAPITAL MARKETS INC./MORGAN
				STANLEY & CO. LLC/NOMURA SECURITIES INTERNATIONAL, INC./PIPER
				JAFFRAY & CO/RAYMOND JAMES & ASSOCIATES, INC./SCOTIA CAPITAL
				(USA) INC/SUNTRUST ROBINSON HUMPHREY, INC./TUDOR, PICKERING,
				HOLT & CO. SECURITIES, INC./WELLS FARGO SECURITIES, LLC/WUNDERLICH
				SECURITIES, INC.



Name of Issuer  					Diamondback Energy Inc


Title of Security					Diamondback Energy Inc


Date of First Offering					07/13/16


Amount of Total Offering			$	5,500,000


Unit Price					$       89.250

Underwriting Spread or Commission		$	2.0130

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				2,292.00

Dollar Amount of Purchases					$204,561.00


Number of Shares Purchased					2,292.00

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0417%
by Portfolio

Percentage of Offering Purchased by				3.5947%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						3.6364%

Percentage of Portfolio Assets					0.1955%
Applied to Purchase

Name(s) of Underwriter(s) or					CREDIT SUISSE SECURITIES (USA) LLC

Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes






				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/Baird/Needham
				& Company/Oppenseimer & Co./Pacific Crest Securities/Piper Jaffray/
				Raymond James/Stifel/William Blair


Name of Issuer  					Nutanix, Inc. (NTNX) IPO


Title of Security					67059N10


Date of First Offering					09/30/2016


Amount of Total Offering			$	237,920,000


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.120

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$32,000


Number of Shares Purchased					2,000

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0134%
by Portfolio

Percentage of Offering Purchased by				4.307%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						4.32%

Percentage of Portfolio Assets					0.289%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				J.P. Morgan/Morgan Stanley/Piper Jaffray/Wells Fargo Securities/
				William Blair/Cowen and Company/BMO Capital Mrakets/Stifel/SunTrust
				Robinson Humphrey


Name of Issuer  					e.l.f. Beauty, Inc. (ELF) IPO


Title of Security					26856L10


Date of First Offering					09/22/2016


Amount of Total Offering			$	141,666,661


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.190

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$5,100


Number of Shares Purchased					300

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0036%
by Portfolio

Percentage of Offering Purchased by				1.676%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						1.68%

Percentage of Portfolio Assets					0.046%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				BofA Merrill Lynch/Citigroup/Morgan Stanley/Deutsche Bank Securities/
				Goldman, Sachs & Co./J.P.Morgan/Scotiabank/BTIG/Mizuho Securities/PNC
				Capital Markets LLC/SunTrust Robinson Humphrey


Name of Issuer  					Valvoline Inc. (VVV) IPO


Title of Security					92047W10


Date of First Offering					09/23/2016


Amount of Total Offering			$	660,000,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.155

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$6,600


Number of Shares Purchased					300

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0010%
by Portfolio

Percentage of Offering Purchased by				0.879%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.88%

Percentage of Portfolio Assets					0.060%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes







				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				Goldman, Sachs & Co./BofA Merrill Lynch/BNP Paribas/Barclays/
				Credit Suisse/Deutsche Bank Securities/J.P. Morgan/Citigroup/
				Morgan Stanley/UBS Investment Bank/ BBVA/ Commerzbank/HSBC/ING/
				Keefe, Bruyette & Woods/Banco Santander/Wells Fargo Securities


Name of Issuer  					First Hawaiian Inc (FHB) IPO


Title of Security					32051X10


Date of First Offering					08/04/2016


Amount of Total Offering			$	485,000,011.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.035

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$16,100


Number of Shares Purchased					700

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0033%
by Portfolio

Percentage of Offering Purchased by				4.597%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						4.60%

Percentage of Portfolio Assets					0.141%
Applied to Purchase

Name(s) of Underwriter(s) or					BofA Merrill Lynch


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes








				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/Baird/Needham
				& Company/Oppenseimer & Co./Pacific Crest Securities/Piper Jaffray/
				Raymond James/Stifel/William Blair


Name of Issuer  					Nutanix, Inc. (NTNX) IPO


Title of Security					67059N10


Date of First Offering					09/30/2016


Amount of Total Offering			$	237,920,000


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.120

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$49,600


Number of Shares Purchased					3,100

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0208%
by Portfolio

Percentage of Offering Purchased by				4.299%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						4.32%

Percentage of Portfolio Assets					0.292%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes







				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				J.P. Morgan/Morgan Stanley/Piper Jaffray/Wells Fargo Securities/
				William Blair/Cowen and Company/BMO Capital Mrakets/Stifel/SunTrust
				Robinson Humphrey


Name of Issuer  					e.l.f. Beauty, Inc. (ELF) IPO


Title of Security					26856L10


Date of First Offering					09/22/2016


Amount of Total Offering			$	141,666,661


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.190

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$6,800


Number of Shares Purchased					400

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0048%
by Portfolio

Percentage of Offering Purchased by				1.675%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						1.68%

Percentage of Portfolio Assets					0.040%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes








				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				BofA Merrill Lynch/Citigroup/Morgan Stanley/Deutsche Bank Securities/
				Goldman, Sachs & Co./J.P.Morgan/Scotiabank/BTIG/Mizuho Securities/PNC
				Capital Markets LLC/SunTrust Robinson Humphrey


Name of Issuer  					Valvoline Inc. (VVV) IPO


Title of Security					92047W10


Date of First Offering					09/23/2016


Amount of Total Offering			$	660,000,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.155

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$8,800


Number of Shares Purchased					400

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0013%
by Portfolio

Percentage of Offering Purchased by				0.879%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.88%

Percentage of Portfolio Assets					0.052%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes







				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				Goldman, Sachs & Co./BofA Merrill Lynch/BNP Paribas/Barclays/
				Credit Suisse/Deutsche Bank Securities/J.P. Morgan/Citigroup/
				Morgan Stanley/UBS Investment Bank/ BBVA/ Commerzbank/HSBC/ING/
				Keefe, Bruyette & Woods/Banco Santander/Wells Fargo Securities


Name of Issuer  					First Hawaiian Inc (FHB) IPO


Title of Security					32051X10


Date of First Offering					08/04/2016


Amount of Total Offering			$	485,000,011.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.035

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$23,000


Number of Shares Purchased					1,000

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0047%
by Portfolio

Percentage of Offering Purchased by				4.595%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						4.60%

Percentage of Portfolio Assets					0.131%
Applied to Purchase

Name(s) of Underwriter(s) or					BofA Merrill Lynch


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes






				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/Baird/Needham
				& Company/Oppenseimer & Co./Pacific Crest Securities/Piper Jaffray/
				Raymond James/Stifel/William Blair


Name of Issuer  					Nutanix, Inc. (NTNX) IPO


Title of Security					67059N10


Date of First Offering					09/30/2016


Amount of Total Offering			$	237,920,000


Unit Price					$       16.00

Underwriting Spread or Commission		$	1.120

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$299,200


Number of Shares Purchased					18,700

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.1258%
by Portfolio

Percentage of Offering Purchased by				4.194%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						4.32%

Percentage of Portfolio Assets					0.270%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes







				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				J.P. Morgan/Morgan Stanley/Piper Jaffray/Wells Fargo Securities/
				William Blair/Cowen and Company/BMO Capital Mrakets/Stifel/SunTrust
				Robinson Humphrey


Name of Issuer  					e.l.f. Beauty, Inc. (ELF) IPO


Title of Security					26856L10


Date of First Offering					09/22/2016


Amount of Total Offering			$	141,666,661


Unit Price					$       17.00

Underwriting Spread or Commission		$	1.190

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$40,800


Number of Shares Purchased					2,400

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0288%
by Portfolio

Percentage of Offering Purchased by				1.651%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)						1.68%

Percentage of Portfolio Assets					0.037%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes








				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				BofA Merrill Lynch/Citigroup/Morgan Stanley/Deutsche Bank Securities/
				Goldman, Sachs & Co./J.P.Morgan/Scotiabank/BTIG/Mizuho Securities/PNC
				Capital Markets LLC/SunTrust Robinson Humphrey


Name of Issuer  					Valvoline Inc. (VVV) IPO


Title of Security					92047W10


Date of First Offering					09/23/2016


Amount of Total Offering			$	660,000,000.00


Unit Price					$       22.00

Underwriting Spread or Commission		$	1.155

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$55,000


Number of Shares Purchased					2,500

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0083%
by Portfolio

Percentage of Offering Purchased by				0.872%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.88%

Percentage of Portfolio Assets					0.050%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes







				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 09/30/2016



					Securities Purchased
					1

Name of Underwriters

				Goldman, Sachs & Co./BofA Merrill Lynch/BNP Paribas/Barclays/
				Credit Suisse/Deutsche Bank Securities/J.P. Morgan/Citigroup/
				Morgan Stanley/UBS Investment Bank/ BBVA/ Commerzbank/HSBC/ING/
				Keefe, Bruyette & Woods/Banco Santander/Wells Fargo Securities


Name of Issuer  					First Hawaiian Inc (FHB) IPO


Title of Security					32051X10


Date of First Offering					08/04/2016


Amount of Total Offering			$	485,000,011.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.035

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$144,900


Number of Shares Purchased					6,300

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0299%
by Portfolio

Percentage of Offering Purchased by				4.570%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						4.60%

Percentage of Portfolio Assets					0.132%
Applied to Purchase

Name(s) of Underwriter(s) or					BofA Merrill Lynch


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters

				Morgan Stanley/ Citigroup/BofA Merrill Lynch/Credit Suisse/
				Goldman, Sachs & Co. / J.P. Morgan / Jefferies / Barclays /
				Deutsche Bank Securities / Nomura / Rosenblatt Securities /
				Sandler O'Neill + Partners, L.P.

Name of Issuer  					Bats Global Markets, Inc. (BATS) IPO


Title of Security					05491G10


Date of First Offering					04/15/2016


Amount of Total Offering			$	252,700,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.14

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$11,400


Number of Shares Purchased					600

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0045%
by Portfolio

Percentage of Offering Purchased by				0.705%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.71%

Percentage of Portfolio Assets					0.097%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Deutsche Bank Securities/J.P. Morgan
			BofA Merrill Lynch/Goldman, Sachs & Co.
			Wells Fargo Securities / Citigroup
			Macquarie Capital / Fifth Third Securities
			Credit Suisse/UBS Investment Bank / Stifel
			Raine Securities / Oppenheimer& Co.
			Guggenheim Securities / Ramirez & Co., Inc.



Name of Issuer  					Red Rock Resorts, Inc. (RRR) IPO


Title of Security					75700L10


Date of First Offering					04/27/2016


Amount of Total Offering			$	531,675,000.00


Unit Price					$       19.50

Underwriting Spread or Commission		$	1.17

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$35,100


Number of Shares Purchased					1,800

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0066%
by Portfolio

Percentage of Offering Purchased by				3.383%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						3.39%

Percentage of Portfolio Assets					0.297%
Applied to Purchase

Name(s) of Underwriter(s) or					Deutsche Bank Securities


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Goldman, Sachs & Co./Morgan Stanley/J.P. l
			Morgan/BofA Merril Lynch/Citigroup/Credit
			Suisse/Deutsche Bank Securities/Wells
			Fargo Securities/KKR/BMO Capital Markets/Guggenheim
                        Securities/ING/Rabo Securities/Natixis


Name of Issuer  					US Foods Holding Corp. (USFD) IPO


Title of Security					91200810


Date of First Offering					05/26/2016


Amount of Total Offering			$	1,022,222,212.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.0925

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$13,800


Number of Shares Purchased					600

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0014%
by Portfolio

Percentage of Offering Purchased by				0.869%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.87%

Percentage of Portfolio Assets					0.118%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Company LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




				Seasons Series Trust
				Multi-Managed Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Goldman, Sachs and Co./J.P. Morgan
			/Allen & Company LLC/Pacific Crest
			Securities/JMP Securities/William
			Blair/Canaccord Genuity




Name of Issuer  					Twilio Inc (TWLO) IPO


Title of Security					90138F10


Date of First Offering					06/23/2016


Amount of Total Offering			$	150,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$12,000


Number of Shares Purchased					800

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0080%
by Portfolio

Percentage of Offering Purchased by				2.902%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						2.91%

Percentage of Portfolio Assets					0.109%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Company NY


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters

				Morgan Stanley/ Citigroup/BofA Merrill Lynch/Credit Suisse/
				Goldman, Sachs & Co. / J.P. Morgan / Jefferies / Barclays /
				Deutsche Bank Securities / Nomura / Rosenblatt Securities /
				Sandler O'Neill + Partners, L.P.

Name of Issuer  					Bats Global Markets, Inc. (BATS) IPO


Title of Security					05491G10


Date of First Offering					04/15/2016


Amount of Total Offering			$	252,700,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.14

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$17,100


Number of Shares Purchased					900

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0068%
by Portfolio

Percentage of Offering Purchased by				0.703%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.71%

Percentage of Portfolio Assets					0.096%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Deutsche Bank Securities / J.P. Morgan
			BofA Merrill Lynch/Goldman, Sachs & Co.
			Wells Fargo Securities / Citigroup
			Macquarie Capital / Fifth Third Securities
			Credit Suisse /UBS Investment Bank / Stifel
  			Raine Securities/Oppenheimer & Co.
			Guggenheim Securities / Ramirez & Co., Inc.


Name of Issuer  					Red Rock Resorts, Inc. (RRR) IPO


Title of Security					75700L10


Date of First Offering					04/27/2016


Amount of Total Offering			$	531,675,000.00


Unit Price					$       19.50

Underwriting Spread or Commission		$	1.17

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$50,700


Number of Shares Purchased					2,600

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0095%
by Portfolio

Percentage of Offering Purchased by				3.380%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						3.39%

Percentage of Portfolio Assets					0.286%
Applied to Purchase

Name(s) of Underwriter(s) or					Deutsche Bank Securities


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan
			BofA Merrill Lynch/Citigroup/Credit Suisse
			Deutsche Bank Securities/Wells Fargo Securities
			KKR/BMO Capital Markets/Guggenheim Securities
			ING/Rabo Securities/Natixis



Name of Issuer  					US Foods Holding Corp. (USFD) IPO


Title of Security					91200810


Date of First Offering					05/26/2016


Amount of Total Offering			$	1,022,222,212.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.0925

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$20,700


Number of Shares Purchased					900

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0020%
by Portfolio

Percentage of Offering Purchased by				0.868%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.87%

Percentage of Portfolio Assets					0.117%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Company LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Goldman, Sachs and Co./J.P. Morgan/Pacific
			Crest Securities/JMP Securities/William Blair
			Allen & Company LLC/Canaccord Genuity




Name of Issuer  					Twilio Inc (TWLO) IPO


Title of Security					90138F10


Date of First Offering					06/23/2016


Amount of Total Offering			$	150,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$18,000


Number of Shares Purchased					1,200

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0120%
by Portfolio

Percentage of Offering Purchased by				2.898%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						2.91%

Percentage of Portfolio Assets					0.108%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Company NY


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes



				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters

				Morgan Stanley/ Citigroup/BofA Merrill Lynch/Credit Suisse/
				Goldman, Sachs & Co. / J.P. Morgan / Jefferies / Barclays /
				Deutsche Bank Securities / Nomura / Rosenblatt Securities /
				Sandler O'Neill + Partners, L.P.

Name of Issuer  					Bats Global Markets, Inc. (BATS) IPO


Title of Security					05491G10


Date of First Offering					04/15/2016


Amount of Total Offering			$	252,700,000.00


Unit Price					$       19.00

Underwriting Spread or Commission		$	1.14

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$102,600


Number of Shares Purchased					5,400

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0406%
by Portfolio

Percentage of Offering Purchased by				0.669%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.71%

Percentage of Portfolio Assets					0.097%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Deutsche Bank Securities/J.P. Morgan/BofA
			Merrill Lynch/Goldman, Sachs & Co./Wells Fargo
			Securities/Citigroup/Macquarie Capital/Fifth Third
			Securities/Credit Suisse/UBS Investment Bank/Stifel/
			Raine Securities/Oppenheimer& Co./Guggenheim
			Securities/Ramirez & Co., Inc.



Name of Issuer  					Red Rock Resorts, Inc. (RRR) IPO


Title of Security					75700L10


Date of First Offering					04/27/2016


Amount of Total Offering			$	531,675,000.00


Unit Price					$       19.50

Underwriting Spread or Commission		$	1.17

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$310,050

Number of Shares Purchased					15,900

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0583%
by Portfolio

Percentage of Offering Purchased by				3.332%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						3.39%

Percentage of Portfolio Assets					0.293%
Applied to Purchase

Name(s) of Underwriter(s) or					Deutsche Bank Securities


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes





				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan
			BofA Merrill Lynch/Citigroup/Credit Suisse/Deutsche
			Bank Securities/Wells Fargo Securities/KKR/BMO
			Capital Markets/Guggenheim Securities/ING/Rabo
 			Securities/Natixis



Name of Issuer  					US Foods Holding Corp. (USFD) IPO


Title of Security					91200810


Date of First Offering					05/26/2016


Amount of Total Offering			$	1,022,222,212.00


Unit Price					$       23.00

Underwriting Spread or Commission		$	1.0925

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$128,800


Number of Shares Purchased					5,600

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0126%
by Portfolio

Percentage of Offering Purchased by				0.857%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						0.87%

Percentage of Portfolio Assets					0.120%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Company LLC


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes




				Seasons Series Trust
				Small Cap Portfolio
				J.P. Morgan Investment Management Inc.
				QUARTER ENDED: 06/30/2016



					Securities Purchased
					1

Name of Underwriters	Goldman, Sachs and Co./J.P. Morgan/Allen &
			Company LLC/Pacific Crest Securities/JMP
 			Securities/William Blair/Canaccord Genuity




Name of Issuer  					Twilio Inc (TWLO) IPO


Title of Security					90138F10


Date of First Offering					06/23/2016


Amount of Total Offering			$	150,000,000.00


Unit Price					$       15.00

Underwriting Spread or Commission		$	1.0500

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?			N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)		N/A

NRSRO Rating							N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"				N/A

Maturity Date							N/A

Current Yield							N/A

Yield to Maturity						N/A

Subordination Features						No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased				N/A

Dollar Amount of Purchases					$106,500


Number of Shares Purchased					7,100

Years of Continuous Operation					3+

Percentage of Offering Purchased				0.0710%
by Portfolio

Percentage of Offering Purchased by				2.839%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)						2.91%

Percentage of Portfolio Assets					0.101%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Company NY


Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"				Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group				No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""

Was the Offering Fully Subscribed				Yes